F’24 Q3 Financial Results Brady Corporation May 22, 2024

Forward-Looking Statements In this news release, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, income, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project,” “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: increased cost of raw materials and labor as well as raw material shortages and supply chain disruptions; decreased demand for our products; our ability to compete effectively or to successfully execute our strategy; our ability to develop technologically advanced products that meet customer demands; difficulties in protecting our websites, networks and systems against security breaches; Brady’s ability to identify, integrate, and grow acquired companies, and to manage contingent liabilities from divested businesses; risks associated with the loss of key employees; extensive regulations by U.S. and non-U.S. governmental and self-regulatory entities; litigation, including product liability claims; adverse impacts of regional epidemics or global pandemics; foreign currency fluctuations; potential write-offs of goodwill and other intangible assets; changes in tax legislation and tax rates; differing interests of voting and non-voting shareholders and changes in the regulatory and business environment around dual-class voting structures; numerous other matters of national, regional and global scale, including major public health crises and government responses thereto and those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2023. These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward- looking statements. Brady does not undertake to update its forward-looking statements except as required by law. 2

Q3 F’24 Highlights 3 * Diluted EPS Excluding Certain Items is a non-GAAP measure. See appendix. Organic sales grew 4.5%, with organic growth in both regions.Organic Sales Growth GPM of 51.6% compared to 50.3% in Q3 of F’23. Continued improvement in gross profit margin in F’24.Improved GPM GAAP EPS of $1.05 was up 9.4% over Q3 of last year. Diluted EPS Excluding Certain Items* increased 14.7% to $1.09 in Q3 of F’24 compared to $0.95 in Q3 of F’23. Expanding Earnings per Share Americas & Asia organic sales growth of 4.5%; segment profit increased 1.0%. Europe & Australia organic sales growth of 4.4%; segment profit increased 14.3%. Regional Results Purchased 863k shares for $50.4M. Paid dividends of $11.2M. In a net cash position of $96.7M at April 30, 2024. Returning Capital to our Shareholders

Sales Overview 4 Q3 F’24 SALES: Total sales increased 1.9%. Organic sales increased 4.5%. • Americas & Asia – Organic sales increased 4.5%. • Europe & Australia – Organic sales increased 4.4%. Foreign currency translation decreased sales 0.3%. Divestitures decreased sales 2.3%. $277 $266 $296 $306 $321 $318 $339 $324 $323 $326 $337 $346 $332 $323 $343 $225 $250 $275 $300 $325 $350 Q1 F'21 (4.9%) Q2 F'21 (6.3%) Q3 F'21 6.5% Q4 F'21 12.6% Q1 F'22 7.0% Q2 F'22 13.1% Q3 F'22 9.0% Q4 F'22 9.0% Q1 F'23 6.9% Q2 F'23 6.3% Q3 F'23 1.9% Q4 F'23 6.9% Q1 F'24 2.7% Q2 F'24 1.6% Q3 F'24 4.5% Organic Growth (Decline) SALES (millions of USD) Q3 F’24 SALES COMMENTARY: Organic sales were up 4.9% in the Americas with growth in all major product lines. Asia organic sales were up 1.9% with growth in all countries offsetting a decline in organic sales in China. Organic sales were up 4.7% in Europe with growth in all major product lines. Australia organic sales were up 2.6%.

Gross Profit Margin 5 $135 $130 $149 $148 $155 $149 $164 $163 $155 $156 $170 $176 $172 $162 $17748.9% 48.7% 50.4% 48.2% 48.2% 47.0% 48.4% 50.4% 48.1% 48.0% 50.3% 50.8% 51.7% 50.2% 51.6% 38% 40% 42% 44% 46% 48% 50% 52% $100 $125 $150 $175 $200 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 GROSS PROFIT & GPM% (millions of USD) Q3 F’24 – GROSS PROFIT MARGIN: Gross profit margin of 51.6% compared to 50.3% in Q3 of F’23. Organic sales growth from higher gross profit margin products and reduced input costs resulted in increased gross profit margin in Q3 of F’24. Inflation continues, but we are experiencing a reduced rate of inflation in certain geographies.

SG&A Expense 6 Q3 F’24 – SG&A EXPENSE: SG&A expense was 27.9% of sales compared to 27.0% of sales in the same quarter last year. Excluding non-GAAP* items from both periods, SG&A expense was 27.2% of sales compared to 27.4% of sales in the same quarter last year. Inflation continues in certain geographies. We continue to focus on executing sustainable efficiency gains in order to offset cost increases, while making the necessary investments to drive future sales growth. $83 $82 $91 $94 $97 $93 $96 $95 $90 $92 $91 $97 $96 $91 $96 30.0% 30.9% 30.7% 30.6% 30.1% 29.1% 28.4% 29.2% 27.9% 28.3% 27.0% 28.2% 29.0% 28.3% 27.9% 10% 15% 20% 25% 30% 35% $60 $70 $80 $90 $100 $110 $120 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 SG&A EXPENSE AND SG&A EXPENSE AS A % OF SALES (millions of USD) * See appendix for non-GAAP measures.

R&D Expense 7 Q3 F’24 – R&D EXPENSE: Several new product launches this quarter, we remain committed to our investments in R&D in order to drive long-term sales growth. We are focused on ensuring that our R&D spend is both efficient and effective. $10.2 $9.9 $11.3 $13.2 $13.9 $14.0 $14.9 $15.8 $13.9 $15.4 $15.7 $16.3 $15.7 $16.8 $17.7 3.7% 3.7% 3.8% 4.3% 4.3% 4.4% 4.4% 4.9% 4.3% 4.7% 4.7% 4.7% 4.7% 5.2% 5.1% 1.5% 2.5% 3.5% 4.5% 5.5% $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 R&D EXPENSE AND R&D EXPENSE AS A % OF SALES (millions of USD)

Income Before Income Taxes 8 $42.2 $39.4 $47.8 $41.6 $44.7 $42.0 $51.3 $54.0 $50.3 $48.5 $63.0 $63.8 $59.4 $55.8 $64.4 $10 $20 $30 $40 $50 $60 $70 Q1 F'21 1.6% Q2 F'21 (7.0%) Q3 F'21 115.7% Q4 F'21 19.4% Q1 F'22 5.8% Q2 F'22 6.7% Q3 F'22 7.3% Q4 F'22 29.7% Q1 F'23 12.6% Q2 F'23 15.4% Q3 F'23 23.0% Q4 F'23 18.2% Q1 F'24 18.0% Q2 F'24 15.1% Q3 F'24 2.2% * Income Before Income Taxes Excluding Certain Items is a non-GAAP measure. See appendix. (millions of USD)INCOME BEFORE INCOME TAXES (GAAP) Q3 F’24 – INCOME BEFORE INCOME TAXES: GAAP Income before income taxes was up 2.2% to $64.4M in Q3 of F’24 compared to $63.0M in Q3 of F’23. Excluding non-GAAP* items from both periods, income before income taxes was up 8.2% to $66.8M in Q3 of F’24 compared to $61.7M in Q3 of F’23. Year-on-Year Growth (Decline)

Net Income & Diluted EPS

9

NET INCOME (GAAP)

(millions of USD)


$50
$40
$30
$20
$33.5
$30.9
$37.3
$28.0
$35.0
$33.8
$40.1
$41.1
$39.4
$38.0
$48.1
$49.4
$47.2
$43.6
$50.9
Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24

DILUTED EPS (GAAP)


$1.00
$0.80
$0.60
$0.40
$0.20
$0.64
$0.59
$0.71
$0.53
$0.67
$0.65
$0.78
$0.81
$0.79
$0.76
$0.96
$1.00
$0.97
$0.90
$1.05
Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24

Q3 F’24 – NET INCOME & DILUTED EPS:

- GAAP Net Income was $50.9M in Q3 of F’24 compared to $48.1M in Q3 of F’23 (an increase of 5.9%).
  - Net Income Excluding Certain Items* was $52.7M in Q3 of F’24 compared to $47.6M in Q3 of F’23 (an increase of 10.7%).
- GAAP Diluted EPS was $1.05 in Q3 of F’24 compared to $0.96 in Q3 of F’23 (an increase of 9.4%).
  - Diluted EPS Excluding Certain Items* was $1.09 in Q3 of F’24 compared to $0.95 in Q3 of F’23 (an increase of 14.7%).

* Net Income Excluding Certain Items and Diluted EPS Excluding Certain Items are non-GAAP measures. See appendix.

Cash Generation 10 CASH FLOW FROM OPERATING ACTIVITIES $62.8 $36.1 $56.0 $50.8 $27.5 ($3.2) $40.9 $53.2 $28.0 $29.4 $72.5 $79.3 $62.3 $36.1 $72.7 -$5 $20 $45 $70 $95 Q1 F'21 188% Q2 F'21 117% Q3 F'21 150% Q4 F'21 181% Q1 F'22 78% Q2 F'22 (9%) Q3 F'22 102% Q4 F'22 130% Q1 F'23 71% Q2 F'23 77% Q3 F'23 151% Q4 F'23 161% Q1 F'24 132% Q2 F'24 83% Q3 F'24 143%% of Net Income CASH FLOWS IN Q3 OF F’24: Overview: Cash flow from operating activities was $72.7M in Q3 of F’24 vs. $72.5M in Q3 of F’23. Year-to-date cash flow from operating activities was up 31.8% from $129.9M to $171.1M. Free cash flow* was $64.4M in Q3 of F’24 compared to $67.7M in Q3 of F’23. Free cash flow decreased primarily due to the construction of a new facility in F’24. Returning Funds to our Shareholders: In Q3 of F’24, we returned a total of $61.6M to our shareholders in the form of dividends and share buybacks. Dividends – Increased our annual dividend for the 38th consecutive year. Share Buybacks – Repurchased 863,365 shares in Q3 of F’24 for $50.4M (average price of $58.41/share). * Free cash flow is calculated as Net Cash Provided by Operating Activities less Capital Expenditures. (millions of USD) (millions of USD) 3 Mos. Ended Apr. 30, 2024 3 Mos. Ended Apr. 30, 2023 9 Mos. Ended Apr. 30, 2024 9 Mos. Ended Apr. 30, 2023 Cash Balance - Beginning of Period 143.9$ 108.2$ 151.5$ 114.1$ Cash Flow from Operating Activities 72.7 72.5 171.1 129.9 Capital Expenditures (8.3) (4.7) (69.2) (12.9) Dividends (11.2) (11.4) (33.9) (34.2) Share Repurchases (50.4) (11.9) (72.2) (29.8) Proceeds from Sale of Business - 8.0 - 8.0 Debt Borrowings / (Repayments) 15.7 (26.4) 14.1 (44.2) Effect of Exchange Rates on Cash (0.6) - (2.8) 2.0 Other (1.3) 0.7 1.9 2.1 Cash Balance - End of Period 160.5$ 135.0$ 160.5$ 135.0$

Net Cash 11 STRONG BALANCE SHEET: April 30, 2024 cash = $160.5M. April 30, 2024 debt = $63.8M. Balance sheet provides flexibility for future organic and inorganic investments. $256 $278 $322 $109 $91 $64 $26 $19 $15 $31 $84 $102 $123 $96 $97 $0 $50 $100 $150 $200 $250 $300 $350 Q1 F'21 Q2 F'21 Q3 F'21 Q4 F'21 Q1 F'22 Q2 F'22 Q3 F'22 Q4 F'22 Q1 F'23 Q2 F'23 Q3 F'23 Q4 F'23 Q1 F'24 Q2 F'24 Q3 F'24 NET CASH (millions of USD)

F’24 Diluted EPS Guidance GAAP Diluted EPS $3.93 to $4.00 (+12.0% to +14.0% vs. F’23) F’24 Diluted EPS, Excluding Certain Items* $4.08 to $4.15 (+12.1% to +14.0% vs. F’23) Guidance Assumptions: F’24 organic sales growth in the low-single digit percentages. The only difference between GAAP Diluted EPS and Diluted EPS, Excluding Certain Items* F’24 guidance is the impact of amortization expense of $0.15 per share. Full-year income tax rate of approximately 21%. Foreign currency exchange rates as of April 30, 2024. Depreciation and amortization expense of $30M to $32M. Capital expenditures of approximately $75M (inclusive of $55M related to the conversion of previously leased critical manufacturing facilities). 12 * Diluted EPS Excluding Certain Items is a non-GAAP measure. See appendix.

Americas & Asia 13 • Revenues increased 0.9% in Q3 of F’24: • Organic growth = + 4.5%. • Fx decrease = (0.1%). • Divestiture = (3.5%). • Organic sales grew 4.9% in the Americas. Growth in all major product lines and geographies. • Organic sales grew 1.9% in Asia; growth throughout the region more than offset an organic sales decline in China. • Slight increase in segment profit due to organic sales growth in higher gross margin product lines, which was partially offset by additional investment in sales and research & development resources. Q3 F’24 SUMMARY:Q3 F’24 vs. Q3 F’23 (millions of USD) $213 $208 $223 $218 $218 $220 $223 $227 $222 $212 $225 18% 16% 20% 20% 19% 18% 22% 22% 23% 21% 22% 0% 5% 10% 15% 20% 25% $100 $150 $200 $250 $300 Q1 F'22 9.3% 0.9% 8.3% Q2 F'22 13.9% - 8.1% Q3 F'22 9.2% (0.1%) 8.6% Q4 F'22 9.1% (1.0%) 2.8% Q1 F'23 4.0% (1.4%) - Q2 F'23 6.9% (1.0%) - Q3 F'23 1.2% (0.8%) (0.3%) Q4 F'23 5.6% (0.2%) (1.0%) Q1 F'24 3.3% - (1.9%) Q2 F'24 1.2% 0.1% (5.1%) Q3 F'24 4.5% (0.1%) (3.5%) SALES & SEGMENT PROFIT % (millions of USD) Q3 F’24 Q3 F’23 Change Sales $ 224.8 $ 222.8 0.9% Segment Profit 49.7 49.2 + 1.0% Segment Profit % 22.1% 22.1% + 0 bps • Organic sales growth in the low-single digit percentages in F’24. • Continued growth in segment profit. OUTLOOK: Organic For. Curr. Acq. & Div.

Europe & Australia 14 • Revenues increased 3.8% in Q3 of F’24: • Organic growth = + 4.4%. • Fx decrease = (0.6%). • Organic sales grew 4.7% in Europe driven by growth in most major product lines and geographies. • Organic sales grew 2.6% in Australia primarily due to increased sales in the wire identification and product identification product lines. • Segment profit increased primarily due to organic sales growth and improved gross profit margins resulting from product mix and reductions in freight expenses. Q3 F’24 SUMMARY:Q3 F’24 vs. Q3 F’23 (millions of USD) $109 $110 $116 $106 $104 $106 $114 $118 $110 $111 $119 13% 15% 14% 16% 16% 13% 15% 16% 15% 14% 16% 0% 5% 10% 15% $50 $75 $100 $125 $150 Q1 F'22 2.6% 0.6% 8.2% Q2 F'22 11.7% (5.8%) 9.6% Q3 F'22 8.5% (8.2%) 8.7% Q4 F'22 8.8% (13.9%) 1.8% Q1 F'23 12.8% (17.0%) - Q2 F'23 5.2% (8.9%) - Q3 F'23 3.4% (4.8%) - Q4 F'23 9.5% 2.0% - Q1 F'24 1.4% 4.6% - Q2 F'24 2.5% 2.0% - Q3 F'24 4.4% (0.6%) - SALES & SEGMENT PROFIT % Q3 F’24 Q3 F’23 Change Sales $ 118.6 $ 114.3 + 3.8% Segment Profit 19.5 17.1 + 14.3% Segment Profit % 16.5% 15.0% + 150 bps Organic For. Curr. Acquisitions • Organic sales growth in the low-single digit percentages in F’24. • Growth in segment profit. OUTLOOK: (millions of USD)

Investor Relations Brady Contact: Ann Thornton Investor Relations 414-438-6887 Ann_Thornton@bradycorp.com See our website at www.bradycorp.com/investors 15

Appendix GAAP to Non-GAAP Reconciliations

Non-GAAP Reconciliations

17

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Income Before Income Taxes Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Income Before Income Taxes Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this profit measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income before income taxes to the non-GAAP measure of Income Before Income Taxes Excluding Certain Items:

	Three months ended April 30,		Nine months ended April 30,	
	2024	2023	2024	2023
Income before income taxes	$ 64,411	$ 63,033	$ 179,633	$ 161,878
Amortization expense	2,365	2,461	7,084	9,350
Gain on sale of business	-	(3,770)	-	(3,770)
Income Before Income Taxes Excluding Certain Items (non-GAAP measure)	**$ 66,776**	**$ 61,724**	**$ 186,717**	**$ 167,458**

Income Tax Expense Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Income Tax Expense Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Income tax expense to the non-GAAP measure of Income Tax Expense Excluding Certain Items:

	Three months ended April 30,		Nine months ended April 30,	
	2024	2023	2024	2023
Income tax expense (GAAP measure)	$ 13,521	$ 14,981	$ 37,874	$ 36,399
Amortization expense	548	569	1,642	2,203
Gain on sale of business	-	(1,431)	-	(1,431)
Income Tax Expense Excluding Certain Items (non-GAAP measure)	**$ 14,069**	**$ 14,119**	**$ 39,516**	**$ 37,171**

Non-GAAP Reconciliations

18

GAAP to NON-GAAP MEASURES
(Unaudited; Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission's Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

Net Income Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Net Income Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income to the non-GAAP measure of Net Income Excluding Certain Items:

	Three months ended April 30,		Nine months ended April 30,	
	2024	2023	2024	2023
Net income (GAAP measure)	$ 50,890	$ 48,052	$ 141,759	$ 125,479
Amortization expense	1,817	1,892	5,442	7,147
Gain on sale of business	-	(2,339)	-	(2,339)
Net Income Excluding Certain Items (non-GAAP measure)	**$ 52,707**	**$ 47,605**	**$ 147,201**	**$ 130,287**

Diluted EPS Excluding Certain Items:
Brady is presenting the non-GAAP measure, "Diluted EPS Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this non-GAAP measure are derived from amounts included in the Consolidated Financial Statements. We do not view these items to be part of our ongoing results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of the GAAP measure of Net income per Class A Nonvoting Common Share to the non-GAAP measure of Diluted EPS Excluding Certain Items (Note that certain amounts will not foot due to rounding):

	Three months ended April 30,		Nine months ended April 30,	
	2024	2023	2024	2023
Net income per Class A Nonvoting Common Share (GAAP measure)	$ 1.05	$ 0.96	$ 2.91	$ 2.51
Amortization expense	0.04	0.04	0.11	0.14
Gain on sale of business	-	(0.05)	-	(0.05)
Diluted EPS Excluding Certain Items (non-GAAP measure)	**$ 1.09**	**$ 0.95**	**$ 3.03**	**$ 2.60**

Diluted EPS Excluding Certain Items Guidance:	Fiscal 2024 Expectations	
	Low	High
Earnings per diluted Class A Common Share (GAAP measure)	$ 3.93	$ 4.00
Amortization expense	0.15	0.15
Diluted EPS Excluding Certain Items (non-GAAP measure)	**$ 4.08**	**$ 4.15**